UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 2, 2020
EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Research Drive, Shelton, Connecticut 06484
(Address of principal executive offices)

203-944-5500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on August 1, 2020, Edgewell Personal Care Company, a Missouri corporation (the “Company”), through its indirect wholly owned subsidiary Edgewell Personal Care, LLC, a Delaware limited liability company (“EPC LLC”), agreed to acquire Cremo Holding Company, LLC, a California limited liability company (“Cremo”), pursuant to a Membership Interest Purchase Agreement (the “Agreement”), dated as of August 1, 2020, by and among EPC LLC, Cremo, the holders of Cremo’s outstanding membership interests (the “Sellers”), the Joint Holder Representatives named in the Agreement, and, solely for the limited purposes set forth in the Agreement, the Company (the “Acquisition”).
On September 2, 2020 (the “Closing Date”), subject to the terms and conditions of the Agreement, EPC LLC completed the Acquisition for a purchase price of approximately $235 million in cash, subject to customary adjustments.
A description of the Agreement was previously included in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on August 4, 2020 (the “August 8-K”) and is incorporated by reference herein. The foregoing descriptions of the Agreement herein and in the August 8-K are only summaries, do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement.

Item 1.01 Entry into a Material Definitive Agreement.
Credit Facility
As previously disclosed, on April 3, 2020, the Company entered into a senior secured revolving credit facility in an aggregate principal amount of $425 million dated March 28, 2020, by and among the Company and certain subsidiaries of the Company and Bank of America, N.A. (“BofA”), as administrative agent and collateral agent, and the several lenders from time to time party thereto (the “Credit Agreement”). Also, as previously disclosed, in connection with entry into the Credit Agreement, the Company and its material domestic subsidiaries (the “Guarantors”) entered into a Guarantee Agreement with BofA, as collateral agent (the “Guarantee Agreement”) and a Collateral Agreement with BofA, as collateral agent (the “Collateral Agreement”).
In connection with the Acquisition, on the Closing Date, Cremo and Cremo Company, LLC, a California limited liability company and wholly owned subsidiary of Cremo (together with Cremo, the “New Guarantors”), entered into (1) a Supplement No. 1 to the Guarantee Agreement, pursuant to which the New Guarantors agreed to unconditionally guarantee the payment and performance when due of the Guaranteed Obligations of both the Company and the Guarantors, jointly and severally, under the Credit Agreement (the “Guarantee Supplement”) and (2) a Supplement No. 1 to the Collateral Agreement pursuant to which the New Guarantors granted a first-priority security interest in substantially all of their assets, subject to certain exceptions, to secure the Company’s obligations under the Credit Agreement (the “Collateral Supplement”).
Copies of the Guarantee Supplement and the Collateral Supplement are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively and are incorporated herein by reference. The foregoing summaries of the Guarantee Supplement and the Collateral Supplement are not intended to be complete and are qualified in their entirety by reference to the text of each agreement.

Fourth Supplemental Indenture to 2011 Indenture
In connection with the Acquisition, on the Closing Date, the Company, the New Guarantors, certain other Subsidiaries of the Company party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) supplementing the Indenture, dated as of May 19, 2011 (the “Base Indenture”), among the Company, certain subsidiaries of the Company party thereto and the Trustee, as supplemented by (a) the Second Supplemental Indenture, dated as of May 24, 2012 (“Supplemental Indenture No. 2”), relating to the Base Indenture and the issuance of the Company’s 4.700% Senior Notes due 2022 (the “2022 Senior Notes”) and (b) the Third Supplemental Indenture, dated as of April 3, 2020, relating to the Base Indenture and the 2022 Senior Notes (“Supplemental Indenture No. 3”; the Base Indenture as modified by Supplemental Indenture No. 2; and Supplemental Indenture No. 3, the “2022 Indenture”). Pursuant to the Fourth Supplemental Indenture, the New Guarantors agreed to jointly and severally unconditionally guarantee the payment and performance when due of the obligations under the 2022 Indenture and the 2022 Senior Notes.
A copy of the Fourth Supplemental Indenture is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The foregoing summary of the Fourth Supplemental Indenture is not intended to be complete and is qualified in its entirety by reference to the text of the agreement.

First Supplemental Indenture to 2020 Indenture
In connection with the Acquisition, on the Closing Date, the Company, the New Guarantors and the Trustee entered into a First Supplemental Indenture (the “First Supplemental Indenture”) supplementing the Indenture, dated as of May 22, 2020, among the Company, certain subsidiaries of the Company party thereto and the Trustee (the “2028 Indenture”) relating to the issuance of the Company’s 5.500% Senior Notes due 2028 (the “2028 Senior Notes”). Pursuant to the First Supplemental Indenture, the New Guarantors agreed to jointly and severally unconditionally guarantee the payment and performance when due of the obligations under the 2028 Indenture and the 2028 Senior Notes.
A copy of the First Supplemental Indenture is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference. The foregoing summary of the First Supplemental Indenture is not intended to be complete and is qualified in its entirety by reference to the text of the agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01 Other Events.
The information set forth in the Introductory Note above is incorporated by reference into this Item 8.01.
On September 3, 2020, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Supplement No. 1 to Guarantee Agreement, dated as of September 2, 2020, by Cremo Holding Company, LLC and Cremo Company, LLC.
10.2	Supplement No. 1 to Collateral Agreement, dated as of September 2, 2020, by Cremo Holding Company, LLC and Cremo Company, LLC.
10.3
Fourth Supplemental Indenture, dated as of September 2, 2020, by and among Edgewell Personal Care Company, Cremo Holding Company, LLC, Cremo Company, LLC, the other Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.4
First Supplemental Indenture, dated as of September 2, 2020, by and among Edgewell Personal Care Company, Cremo Holding Company, LLC, Cremo Company, LLC and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Press Release, issued on September 3, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWELL PERSONAL CARE COMPANY

By:  /s/ Marisa Iasenza
Marisa Iasezna
Chief Legal Officer

Dated: September 3, 2020